SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: DECEMBER 11, 2002



                              INSIGHT MIDWEST, L.P.
                              INSIGHT CAPITAL, INC.
           (Exact name of Registrants as specified in their charters)


       DELAWARE                        333-33540                 13-4079232
       DELAWARE                       333-33540-1                13-4079679
(State of incorporation          (Commission File Nos.)         (IRS Employer
    or organization)                                        Identification Nos.)

                                 810 7th Avenue
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrants' telephone number: (917) 286-2300





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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On December 11, 2002, Insight Midwest, L.P. and Insight Capital, Inc. (the "Registrants") issued a press release announcing a proposed $175 million debt offering. On December 13, 2002, the Registrants issued a press release announcing the pricing of the previously announced debt offering. The Registrants agreed to sell $176 million original principal amount of 9 3/4% notes due 2009. The notes are being issued at a discount to their principal amount at maturity of $185 million and are priced at 95.236% to yield 10 3/4%. The notes will be issued under the same indenture as the Registrants' currently outstanding $200 million of 9 3/4% notes due 2009. Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

     EXHIBIT NO. DESCRIPTION

        99.1     Press Release dated December 11, 2002

        99.2     Press Release dated December 13, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         INSIGHT MIDWEST, L.P.
                                             (Registrant)



Date: December 13, 2002                  By:    /s/ Elliott Brecher
                                             ------------------------------
                                                Elliot Brecher
                                                Senior Vice President
                                                   and General Counsel



                                         INSIGHT CAPITAL, INC.
                                             (Registrant)



Date: December 13, 2002                  By:    /s/ Elliott Brecher
                                             ------------------------------
                                                Elliot Brecher
                                                Senior Vice President
                                                   and General Counsel